                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 12th day of March, 1996.





                             Eugene R. McGrath
                             Eugene R. McGrath

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Raymond J. McCann
                             Raymond J. McCann

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 12th day of March, 1996.





                             Joan S. Freilich
                             Joan S. Freilich

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             E. Virgil Conway
                             E. Virgil Conway

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Gordon J. Davis
                             Gordon J. Davis

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Ruth M. Davis
                             Ruth M. Davis

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Ellen V. Futter
                             Ellen V. Futter

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 29th day of February, 1996.





                             Sally Hernandez-Pinero
                             Sally Hernandez-Pinero

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 26th day of February, 1996.





                             Peter W. Likins
                             Peter W. Likins

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Frederick P. Rose
                             Frederick P. Rose

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Donald K. Ross
                             Donald K. Ross

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Robert G. Schwartz
                             Robert G. Schwartz

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of February, 1996.





                             Richard A. Voell
                             Richard A. Voell

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 4.0 million shares of Con Edison's Common Stock ($2.50 par value), (which shares are to be offered pursuant to Con Edison's Automatic Dividend Reinvestment and Cash Payment
Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 23rd day of February, 1996.





                             Myles V. Whalen
                             Myles V. Whalen